UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 24, 2006

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                       0-21174                 04-2977748
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA     01876
                 (Address of Principal Executive Offices)        (zip code)


       Registrant's telephone number, including area code: (978) 640-6789


          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

2005 Stock Incentive Plan - Form Agreement

        On May 24, 2006, the Compensation Committee of the Board of Directors of Avid Technology, Inc. (the "Company") adopted a form agreement, the Nonstatutory Stock Option Grant Terms and Conditions, to be used for the grant of nonstatutory stock options under the Company's 2005 Stock Incentive Plan (as amended, the "2005 Plan") to non-employee members of Company's Board of Directors (the "Board of Directors").

Board of Director Compensation

        On May 24, 2006, the Board of Directors approved modifications to the annual cash compensation paid to non-employee members of the Board of Directors. Effective July 1, 2006, the annual cash compensation shall be as follows:

        -------------------------------------------------------- ------------
        Annual Retainer for Each Non-Employee Director           $45,000
        -------------------------------------------------------- ------------
        Annual Retainer for the Chair of the Board of Directors  $30,000
        -------------------------------------------------------- ------------
        Annual Retainer for the Chair of the Audit Committee     $15,000
        -------------------------------------------------------- ------------
        Annual Retainer for the Chair of the Nominating and
        Governance, Compensation, and Strategic Marketing and
        Technology Committees                                    $10,000
        -------------------------------------------------------- ------------
        Annual Retainer for Each Member of the Audit Committee
        (including the Chair)                                    $5,000
        -------------------------------------------------------- ------------
        Annual Retainer for Each Member of the Nominating and
        Governance, Compensation, and Strategic Marketing and
        Technology Committees (including the Chair)              $3,000
        -------------------------------------------------------- ------------

        The equity compensation that each non-employee member of the Board of Directors receives has not changed. On the date of the Company's annual meeting of stockholders, each non-employee member of the Board of Directors receives a nonstatutory stock option grant to purchase 10,000 shares of the Company's Common Stock, provided such member of the Board of Directors has served a minimum of six months on the Board of Directors. In addition, upon initial election to the Board of Directors, non-employee members of the Board of Directors receive a nonstatutory stock option grant to purchase 10,000 shares of the Company's Common Stock. The stock options described above will be issued pursuant to the 2005 Plan.

Shareholding Requirement Guidelines for Non-Employee Directors

        On May 24, 2006, the Board of Directors approved new shareholding requirement guidelines applicable to all non-employee members of the Board of Directors whereby:

        (1) within one year of the later of (a) May 24, 2006 and (b) the date the director first receives an initial or annual stock option grant, each non-employee member of the Board of Directors shall be required to own (as defined below) at least 10,000 shares of the Company's Common Stock; and

        (2) within three years of the later of (1) May 24, 2006 and (2) the date the director first receives an annual grant of stock options, each non-employee member of the Board of Directors shall be required to own (as defined below) at least 20,000 shares of the Company's Common Stock.

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

        The following shares of the Company's Common Stock shall be considered "owned" for purposes of satisfying the foregoing shareholding requirements:

   o    shares held directly;
   o    shares held in a brokerage account in the name of the director; and
   o    shares underlying fully-vested stock options.

        A non-employee member of the Board of Directors who fails to comply with these shareholding requirements will be required to retain all future awards of equity compensation made by the Company until the foregoing thresholds are achieved. Non-employee members of the Board of Directors shall be subject to these guidelines for as long as they continue to serve on the Board of Directors.

Item 9.01.  Financial Statements and Exhibits


        (d)    Exhibits

               See Exhibit Index attached hereto.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2006                   AVID TECHNOLOGY, INC.
                                     (Registrant)


                                     By:  /s/ Paige Parisi
                                          ----------------
                                          Paige Parisi
                                          Vice President and General Counsel


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                                  EXHIBIT INDEX


Exhibit No.                         Description
------------ ------------------------------------------------------------------

*#10.1 Form of Nonstatutory Stock Option Grant Terms and Conditions (Form for Non-Employee Directors)



-----------------------------------------
*  Documents filed herewith
#  Management contract or compensatory plan


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